INVESTOR PRESENTATION SEPTEMBER 2016

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2015, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements.

 Leading owner of premier manufactured housing and recreational vehicle communities  Cycle-tested organic growth  Proven consolidator of accretive portfolios  Enhancing growth through owned community expansions  Conservative balance sheet  Strategy-driven outperformance KEY HIGHLIGHTS 3 Jellystone Park of Western New York North Java, New York

SUN COMMUNITIES, INC. (NYSE: SUI) 4  Leading owner of premier manufactured home and recreational vehicle communities 227 manufactured housing only communities 26 manufactured housing and recreational vehicle communities 85 recreational vehicle only communities 5,032 1,523 713 149 1,370 24,513 3,026 1,277 916 1,186 2,913 3,401 549 1,652 684 237 673 418 1,150 404 413 976 226 2,335 473 7,526 43,109 4,587 324 5,382 338 communities consisting of ~117,000 sites across 29 states and Ontario 80,000 manufactured housing sites 37,137 recreational vehicle sites 20,638 annual / seasonal 16,499 transient SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-Q AND SUPPLEMENTAL FOR THE QUARTER ENDED JUNE 30, 2016 FOR ADDITIONAL INFORMATION. As of June 30, 2016

High Quality Real Estate

✓ *91% of the communities are on or located within a day trip[1] of a major body of water*


8%
36%
56%
Atlantic Ocean/Gulf of Mexico
Great Lakes
Pacific Ocean

✓ *22% of the communities are located on an average of a 2.5 hour drive[2] from selected U.S. National Parks*


8%
20%
41%
9%
8%
14%
Everglades National Park
Grand Canyon National Park
Great Smoky Mountains National Park
Rocky Mountain National Park
Shenandoah National Park
Yosemite National Park


Riptide
Key Largo, Florida


Sherkston Shores
Sherkston, Ontario


Trailside
Seguin, Ontario

SUN
SUN COMMUNITIES, INC.

Source: Company Information.
[1] Within 200 miles.
[2] Average is based on the total from the selected U.S. National Parks.

5

CONSISTENT ORGANIC GROWTH 6  Low annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creates a stable revenue stream  Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE RESPECTIVE PERIODS ENDED SET FORTH ABOVE FOR ADDITIONAL INFORMATION. Same Community NOI (change %) Same Community Occupancy Monthly Same Community Rent (weighted average) 0.7% 3.1% 3.6% 5.5% 5.9% 7.7% 9.1% 2009 2010 2011 2012 2013 2014 2015 $404 $413 $425 $437 $445 $457 $472 2009 2010 2011 2012 2013 2014 2015 83.4% 84.3% 85.8% 86.7% 88.9% 93.2% 95.9% 2009 2010 2011 2012 2013 2014 2015 Palm Creek Golf & RV Resort Casa Grande, Arizona Reserve at Fox Creek Bullhead City, Arizona

STRONG INTERNAL GROWTH 7 SOURCE: CITI INVESTMENT RESEARCH, JULY, 2016. “REITS”- INCLUDES AN INDEX OF REITS ACROSS A VARIETY OF ASSET CLASSES INCLUDING SELF STORAGE, MIXED OFFICE, REGIONAL MALLS, SHOPPING CENTERS, MULTIFAMILY, STUDENT HOUSING, MANUFACTURED HOMES AND SPECIALTY.  SUN’s average same community NOI growth has exceeded REIT industry average by ~175 bps and apartment average by ~160 bps over a 15 year period -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 2 Q 01 3 Q 01 4 Q 01 1 Q 02 2 Q 02 3 Q 02 4 Q 02 1 Q 03 2 Q 03 3 Q 03 4 Q 03 1 Q 04 2 Q 04 3 Q 04 4 Q 04 1 Q 05 2 Q 05 3 Q 05 4 Q 05 1 Q 06 2 Q 06 3 Q 06 4 Q 06 1 Q 07 2 Q 07 3 Q 07 4 Q 07 1 Q 08 2 Q 08 3 Q 08 4 Q 08 1 Q 09 2 Q 09 3 Q 09 4 Q 09 1 Q 10 2 Q 10 3 Q 10 4 Q 10 1 Q 11 2 Q 11 3 Q 11 4 Q 11 1 Q 12 2 Q 12 3 Q 12 4 Q 12 1 Q 13 2 Q 13 3 Q 13 4 Q 13 1 Q 14 2 Q 14 3 Q 14 4 Q 14 1 Q 15 2 Q 15 3 Q 15 4 Q 15 1 Q 16 2 Q 16 Sun Communities, Inc. Apartments Industry Average (2.5%) Sun's Average (4.3%) Apartment Average (2.7%) Same Community NOI (change %)

FAVORABLE REVENUE DRIVERS 8 Sun’s Percentage trends for manufactured homes and annual/seasonal RV’s No loss in revenue as home stays in the community Resident re-sales Home move-out 4.9% 5.1% 4.7% 4.9% 4.6% 5.0% 5.9% 2.8% 2.3% 2.3% 2.5% 2.6% 2.6% 2.0% 2009 2010 2011 2012 2013 2014 2015 Stable and growing financial results driven by low turnover:  The cost to move a home ranges between $4,000 and $10,000. This facilitates a low turnover of owner occupied sites  Tenure of our residents in our communities is ~14 years1  Tenure of homes in our communities is over 40 years1 1 SOURCE: COMPANY INFORMATION. 5 YEAR AVERAGE.

STRATEGIC ACQUISITIONS PROFESSIONAL OPERATIONAL MANAGEMENT CALL CENTER / DIGITAL MARKETING OUTREACH INCREASING MARKET RENT HOME SALES / RENTAL PROGRAM ADDING VALUE WITH EXPANSIONS REPOSITIONING WITH ADDITIONAL CAPEX SKILLED EXPENSE MANAGEMENT EXTRACTING VALUE FROM ACQUISITIONS 9

STRATEGIC ACQUISITIONS

136 communities
54,811 sites

- 17 MH and 1 RV community Kentland acquisition growing the portfolio.



2011

173 communities
63,697 sites

- Further strengthened the MH portfolio with the 6 community Rudgate acquisition.
- Acquired Palm Creek, an irreplaceable age restricted asset.



2012

188 communities
69,789 sites

- Geographic and RV diversification with 10 RV resort Morgan acquisition entering 5 new states.



2013

217 communities
79,554 sites

- Closed 1st phase of "ALL" 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio.



2014

231 communities
88,612 sites

- Final closing of "ALL" acquisition further enhancing the portfolio.
- Acquired, for the year, 34 MH communities and 4 RV resorts.



2015

337 communities
117,137 sites

- During H1 acquired 1 MH community and 2 RV resorts.
- Acquired Carefree Communities, Inc. acquisition adding 103 MH and RV communities deepening Sun's presence in key costal markets.



2016

✓ *Since May 2011, Sun has acquired communities valued in excess of $4.3 billion, increasing its number of sites and communities by 146% and 148%, respectively*

SUN
SUN COMMUNITIES, INC.

SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-K AND SUPPLEMENTAL FOR THE RESPECTIVE YEARS ENDED SET FORTH ABOVE FOR ADDITIONAL INFORMATION.

10

$28.9M $32.7M $35.6M YEAR 1 YEAR 2 YEAR 3 Revenue NOI 11 Acquisition Performance 2011 Acquisitions (26 COMMUNITIES) 2012 Acquisitions (11 COMMUNITIES) SOURCE: COMPANY INFORMATION. AS OF THE YEAR ENDED DECEMBER 31, 2015. New Point RV Resort New Point, Virginia Palm Creek Golf & RV Resort Casa Grande, Arizona Wildwood Community Sandwich, Illinois $36.4M $38.8M $42.0M YEAR 1 YEAR 2 YEAR 3 Revenue NOI 91.2% 95.1% 97.6% YEAR 1 YEAR 2 YEAR 3 Occupancy % 96.8% 97.1% 97.9% YEAR 1 YEAR 2 YEAR 3 Occupancy %  3 years post-acquisition

$11.0M $13.3M $14.6M YEAR 1 YEAR 2 YEAR 3 Revenue NOI 2013 Morgan Acquisition (10 PROPERTIES) SOURCE: COMPANY INFORMATION. AS OF THE YEAR ENDED DECEMBER 31, 2015. 1 INCLUDES PARTIAL YEAR 2016 BUDGET. ACQUISITION PERFORMANCE RV PORTFOLIO 12 1

ONTARIO, CANADA CAREFREE: KEY MARKET PENETRATION 13 4,888 189 757 15,909 5,032 92 398 307 With the Carefree acquisition, Sun has deepened its presence in key, high-barrier markets CAREFREE PROPERTY ADDITIONS1 SUN COMMUNITIES PROPERTIES 1 SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-Q AND SUPPLEMENTAL FOR THE QUARTER ENDED JUNE 30, 2016 FOR ADDITIONAL INFORMATION Sherkston Shores Ontario, Canada Sunset Harbor Key West, Florida POST-TRANSACTION FL 43,109 36.8% TX 7,526 6.4% CA 5,382 4.6% ON 5,032 4.3% AZ 4,587 3.9% NJ 3,026 2.6% MA 713 0.6% NC 673 0.6% Other 47,089 40.2% TOTAL 117,137 100.0% Increased Age-restricted Portfolio by over 60%

EXPANSIONS:  Inventory of approximately 10,000 zoned and entitled sites available for expansion at 64 communities within 20 states and Ontario  Approximately 800 sites are expected to be developed by the end of 2016  A 100 site expansion at a $25,000 cost per site, that is leased up in a year (8 sites/month), results in an unlevered return of 13%-15%1  Expanding in communities with strong demand evidenced by occupancies >95%  Expansion lease-up is driven by sales, rental and relocation programs STRONG GROWTH AND ATTRACTIVE RETURNS SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-Q AND SUPPLEMENTAL FOR THE PERIOD ENDED JUNE 30, 2016 FOR ADDITIONAL INFORMATION. 1 BASED ON MOST RECENT ESTIMATION OF DEVELOPMENT COSTS AND EXPENSES AND ASSUMING A 6% CAP RATE EXITING IN FIVE YEARS. 14 Friendly Village Simi Simi Valley, California

EXPANSION OPPORTUNITIES SUPPORTED BY RENTAL PROGRAM 15 12.6% 13.5% 13.6% 14.0% 15.7% 15.6% 13.5% 70.8% 70.9% 71.7% 73.3% 74.0% 77.1% 81.6% 2009 2010 2011 2012 2013 2014 2015 Rental Occupancy Core Portfolio Occupancy 83.4% 84.3% 85.3% 87.3% 89.7% 92.6% 95.0% SOURCE: SUN’S DECEMBER 31, 2015 SUPPLEMENT 1 OPERATING EXPENSES INCLUDE REPAIRS AND REFURBISHMENT, TAXES AND INSURANCE, MARKETING, AND COMMISSIONS. Rental Program All-in 5 Year Unleveraged IRR: $42,000 Initial investment in new home Weighted average monthly rental rate $865 x 12 = $10,380 (3% annual increases) Monthly operating expenses1 $250 x 12 = $3,000 (2% annual increases) End of 5 year period sell the home and recoup > 95% of original invoice price  All-in 5 year unlevered IRR is 15% -16% DRIVES OCCUPANCY  SHOWCASES OUR COMMUNITIES  KEY ONBOARDING AND CONVERSION TOOL Luxury Rental, Sherkston Shores Ontario, Canada

CONSERVATIVE BALANCE SHEET

- ✓ *Balance sheet supports growth strategy*
- ✓ *Strong interest coverage*
- ✓ *Reduced leverage through recent ATM and September equity offerings*
- ✓ *Anticipates further delevering over time through EBITDA contribution and earnings growth*



Net Debt / Adjusted EBITDA¹
9.7x
8.4x
7.2x
7.3x
6.6x
9.1x
2011
2012
2013
2014
2015
TTM 2016 As of June 30TH



Net Debt / Total Enterprise Value²
61.5%
50.4%
45.8%
34.8%
34.0%
36.6%
2011
2012
2013
2014
2015
TTM 2016 As of June 30TH



Fixed Debt Percentage
76.9%
84.7%
76.9%
90.8%
92.0%
84.5%
2011
2012
2013
2014
2015
2016 As of June 30TH



Adjusted EBITDA¹ / Interest Expense
2.4x
2.4x
2.7x
3.0x
3.1x
3.1x
2011
2012
2013
2014
2015
TTM 2016 As of June 30TH

Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective year ended as well as form 10-Q and Supplemental for the quarter ended June 30, 2016 for additional information.

[1] The coverage ratios are calculated using trailing 12 months EBITDA for the period ended June 30, 2016 which excludes significant forward EBITDA contribution from Carefree Communities. Subsequent to quarter end, the company has raised approximately $330 million through its ATM and underwritten equity offering.

[2] Total Enterprise Value includes common shares outstanding (per Supplemental Data Package), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period.

SUN

SUN COMMUNITIES, INC.

16

MORTGAGE DEBT MATURITY PROFILE 17 SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-Q AND SUPPLEMENTAL FOR THE QUARTER ENDED JUNE 30, 2016 FOR ADDITIONAL INFORMATION. IN THOUSANDS, AS OF JUNE 30, 2016. Sun’s annual mortgage maturities average 4% over the next 5 years WEIGHTED AVERAGE INTEREST RATE CMBS $ 587,085 5.28% Fannie Mae 1,109,800 4.37% Freddie Mac 196,269 4.03% Life Companies 898,876 3.88% Total 2,792,030 4.38% PRINCIPAL OUTSTANDING1 YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 Commercial Mortgage-backed Securities Fannie Mae Freddie Mac Life Companies $75.7M $146.3M $99.9M $115.7M $109.9M

STRATEGY DRIVEN OUTPERFORMANCE 18 Sun’s – 5 Year’s Total Return Percentage1 1 SOURCE: SNL. TOTAL RETURN CALCULATION ASSUMES DIVIDEND REINVESTMENT 2 SOURCE: SNL. SNL U.S. REIT EQUITY : INCLUDES ALL PUBLICLY TRADED (NYSE, NYSE MKT, NASDAQ, OTC) EQUITY REITS IN SNL'S COVERAGE UNIVERSE. -50 0 50 100 150 200 SUI SNL U.S. REIT Equity S&P 500 Sun’s – 10 Year’s Total Return Percentage1 +169.79 +82.28 +77.02 -100 0 100 200 300 400 500 SUI SNL U.S. REIT Equity S&P 500 +450.35 +104.65 +114.05 2 2  Sun has significantly outperformed many major REIT and broader market indices over the last ten years

 Leading owner of premier manufactured housing and recreational vehicle communities  Cycle-tested organic growth  Proven consolidator of accretive portfolios  Enhancing growth through owned community expansions  Conservative balance sheet  Strategy-driven outperformance KEY HIGHLIGHTS 19

APPENDIX

RECENT HIGHLIGHTS: Q2 2016 SOURCE: COMPANY INFORMATION. REFER TO SUN COMMUNITIES, INC. FORM 10-Q AND SUPPLEMENTAL FOR THE QUARTER ENDED JUNE 30, 2016 FOR ADDITIONAL INFORMATION. 1 EXCLUDING CERTAIN ITEMS.  Funds From Operations was $0.851 per diluted share and OP unit for the three months ended June 30, 2016  Home sales increased by 30.2% as compared to the second quarter of 2015  Revenue producing sites increased by 501 sites for the quarter bringing total portfolio occupancy to 96.1%  Same community Net Operating Income increased by 6.9% as compared to the three months ended June 30, 2015  Closed the $1.68 billion Carefree Communities, Inc. acquisition, an 103 community portfolio of MH and RV communities concentrated in Florida, California and Ontario, Canada Appendix 1

CONSISTENT NOI GROWTH Appendix 2  Manufactured housing is one of the most recession resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multi-family in same site NOI growth since 20001 1 SOURCE: SNL.COM. AS OF JUNE 30, 2016. ASSUMES $100.00 NOI STARTING POINT FOR ALL SECTORS. $90 $110 $130 $150 $170 $190 $210 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 SUI Manufactured Housing Apartment Industrial Mall Office Strip Mall Self-Storage

Manufactured Housing vs. Multi-Family

✓ *Sun's manufactured homes provide nearly 15% more space at over 30% less cost per square foot*

	Sun's Manufactured Homes	VS.	Multi-Family Housing
PRICE	$0.69 per sq. ft.	✓	$1.00 per sq. ft.
SQUARE FOOTAGE	~1,250 sq. ft.	✓	~1,100[2] sq. ft.
RENT	~$860[1] per month	✓	~$1,100[2] per month

SUN COMMUNITIES, INC.

[1] Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and supplemental for the year ended December 31, 2015 for additional information.
[2] Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

Appendix 3

Manufactured Housing vs. Single Family 1 SOURCE: MANUFACTURED HOUSING INSTITUTE, QUICK FACTS: “TRENDS AND INFORMATION ABOUT THE MANUFACTURED HOUSING INDUSTRY, 2016.” REPRESENTS AVERAGE 2 BEDROOM HOUSEHOLD IN MAJOR METROPOLITAN AREAS SUN OPERATES IN AS OF JUNE 2016. 2 SOURCE: US CENSUS BUREAU - 2010-2014 AMERICAN COMMUNITY SURVEY 5-YEAR ESTIMATES. $54,900 REPRESENTS THE MEDIAN HOUSEHOLD INCOME IN MAJOR METROPOLITAN AREAS SUN OPERATES IN. Single-family Homes Manufactured Homes  Average cost of Single Family1 is $360,600 or roughly 7 years median income  The average single family home costs over 5x the price of a manufactured home  Sun’s communities offer affordable options in attractive locations  Average cost of a new Manufactured Home is $68,000 or roughly 1 years median income Appendix 4 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 Manufactured $272,900 $267,900 $292,200 $324,500 $345,800 $360,600 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single-family Portion of purchase price attributable to land Median Household Income2 2010 2011 2012 2013 2014 2015 Single-family1 vs Manufactured 4.3x 4.4x 4.7x 5.1x 5.3x 5.3x